UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2023 Equity Incentive Plan

Effective August 13, 2023, the Board of Directors (the “Board”) of Arch Therapeutics, Inc. (the “Company”) adopted and approved the Amended and Restated 2023 Equity Incentive Plan (the “A&R Plan”), subject to stockholder approval, which amended and restated the Company’s 2023 Equity Incentive Plan originally approved by the Board on July 18, 2023 (the “Plan”). The Plan was amended and restated to (i) shorten the Plan’s duration from 10 years to 6 years, (ii) decrease the annual Evergreen Shares (as defined in the A&R Plan) percentage from six percent (6%) to five percent (5%), (iii) limit the Plan’s incremental 15% increases to shares issued in connection with the “Bridge Financing”, the “Uplist Transaction” and/or, to the extent provided by the A&R Plan, a “Qualifying Offering” (as such terms are defined in the A&R Plan), and (iv) require that seventy-five percent (75%) of the Evergreen Shares be granted as stock options, stock appreciation rights and/or performance-based awards, among other things.

Following the approval of the A&R Plan by the Board, on August 22, 2023, the Company received a written consent in lieu of a meeting of stockholders representing a majority of the voting power of the outstanding shares of voting stock of the Company (the “Majority Stockholders”) approving the A&R Plan and thereafter, the Company filed a preliminary Information Statement on Schedule 14C (the “Information Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the transactions contemplated hereby. The Company plans to file the definitive Information Statement with the SEC and mail the definitive Information Statement to the Company’s stockholders notifying them of the action taken by written consent on August 22, 2023, to approve the A&R Plan as soon as possible. Under the applicable SEC regulations, the A&R Plan will become effective on the date that is 20 days from the date of the mailing of the definitive Information Statement to the Company’s stockholders.

The general purpose of the A&R Plan is to provide a means whereby eligible employees, officers, non-employee directors, consultants, advisors, and other individual service providers may develop a sense of proprietorship and personal involvement in the Company’s development and financial success, and to encourage them to devote their best efforts to the Company, thereby advancing the Company’s interests and the interests of stockholders of the Company. The A&R Plan permits the Company to grant a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, and dividend equivalent rights, to allow the Company to adapt its incentive compensation program to meet its needs.

In addition, the number of shares of the Company’s common stock, par value $0.001 (the “Common Stock”) available for issuance under the A&R Plan will automatically increase on October 1st of each fiscal year of the Company commencing with October 1, 2023, and on each October 1 thereafter until the 6th anniversary of the date of the A&R Plan’s initial adoption by the Board, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on September 30th of the preceding fiscal year. Furthermore, effective at the close of business on the date of the closing (the “Uplist Date”) of the public offering in connection with which the Common Stock becomes tradeable on a national exchange and on the first day of each fiscal quarter of the Company thereafter until the earlier of (i) the five-year anniversary of the Uplist Date and (ii) October 31, 2028, the number of shares of Common Stock available for issuance under the A&R Plan shall automatically increase by an amount equal to fifteen percent (15%) of the incremental number of shares of Common Stock, if any, issued by the Company (x) with respect to the “Bridge Offering,” including without limitation “Pre-Funded Warrant Shares” and “Common Warrant Shares,” the “Uplist Transaction” and/or a “Qualifying Offering” (as such terms are defined in the A&R Plan), (y) with respect to the Uplist Date, since the date on which the stockholders ratified the A&R Plan, and (z) with respect to each fiscal quarter thereafter, during the previous fiscal quarter (excluding in each case shares of Common Stock issued pursuant to awards under the A&R Plan); provided, however, that shares of Common Stock issued in connection with any such Qualifying Offering shall not be taken into account except to the extent, if any, that such shares are issued with respect to shares of Common Stock issued in connection with the Bridge Offering and/or the Uplist Transaction.

The foregoing description of the A&R Plan is qualified in its entirety by reference to the A&R Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On July 18, 2023, the Board adopted resolutions by unanimous written consent, pursuant to which the Board determined that it is advisable and in the best interests of the Company to amend the Certificate of Incorporation of the Company (the “Amendment”) to (i) increase the total number of authorized shares of Common Stock from 12,000,000 to 350,000,000 (the “Authorized Share Increase”), (ii) authorize 5,000,000 shares of “blank check” preferred stock of the Company, thereby giving the Board the authority to designate from time to time one or more series of preferred stock (the “Blank Check Preferred”), and (iii) provide for a reverse stock split of the outstanding Common Stock, at a ratio within a range of 1.5-for-1 to 20-for-1, with the exact ratio to be determined by the Board subsequent to the applicable approval by the Company’s stockholders, within 1 year following the date of such approval, and without correspondingly decreasing the number of authorized shares of Common Stock (the “Reverse Split” and, together with the Authorized Share Increase and the Blank Check Preferred, the “Charter Amendments”). The Board also recommended that the Charter Amendments, be submitted for approval by the stockholders of the Company in accordance with Nevada General Corporation Law.

On August 22, 2023, the Majority Stockholders executed a written consent approving the Charter Amendments and the Company filed a preliminary Information Statement with the SEC with respect to the transactions contemplated hereby. The Company plans to file a definitive Information Statement with the SEC and mail the definitive Information Statement to the Company’s stockholders notifying them of the action taken by written consent on August 22, 2023, to approve the Charter Amendments as soon as possible. Under the applicable SEC regulations, the Information Statement must be sent or given at least 20 calendar days prior to the earliest date on which the corporate action may be taken. The Company plans to file the Amendment with the Secretary of State of Nevada as soon as such 20-day waiting period has expired. The Amendment and Charter Amendments will not be effective unless and until the Amendment is filed with the Secretary of State of Nevada.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
10.1	Arch Therapeutics, Inc. Amended and Restated 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.
Dated: August 23, 2023	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer